EXHIBIT 23
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         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
         -----------------------------------------



The Board of Directors
  AMREP Corporation:



      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AMREP Corporation's previously filed Registration Statements on Form S-8 Nos. 33-09852, 33-19430, 33-40281, 33-67114 and 33- 67116.


                               ARTHUR ANDERSEN LLP



New York, New York
July 26, 1995